THE LEGEND(s) SET FORTH ON THE REVERSE SIDE HEREOF CONSTITUTES A PART OF THIS CERTIFICATE

INCORPORATED UNDER THE LAWS OF

State of Maryland

NUMBER **0**

SHARES **0**

NeoGenix Oncology, Inc.

Common Stock - $.00001 Par Value

This Certifies that **Name of Holder**

is the owner of **Zero (0)** Shares of the Capital Stock of

NeoGenix Oncology, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this Day day of Month A.D. 20 Year

Chairman and CEO

SEAL

CFO and Corporate Secretary

NeoGenix Oncology, Inc.

Certificate

FOR

0

SHARES

OF

Capital Stock

ISSUED TO

Name of Holder

DATED

Month, Day, Year

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE UNLESS EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SALE, PLEDGE, TRANSFER OR HYPOTHECATION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AGREEMENT BY AND BETWEEN THE HOLDER OF THIS CERTIFICATE AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST OF THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

For Value Received, ______ hereby sell, assign and transfer unto

______ *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.*

Dated ______

In presence of

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.